Aquagenix, Inc.
6500 Northwest 15th Avenue
Fort Lauderdale, Florida 33309


March 20, 1996


The Equitable Life Assurance Society
   of the United States
787 Seventh Avenue
New York, New York 10019

Re:  $5,000,000 12.50% Senior Secured Notes of Aquagenix, Inc. due October
     31, 2003

Ladies and Gentlemen:

     Reference is made to that certain Amended And Restated Senior Secured Note and Warrant Purchase Agreement among you and the undersigned, dated as of December 15, 1995 (the "Agreement"). Terms used herein and not defined shall have the respective meanings ascribed to them in the Agreement.

     This will confirm our mutual agreement that the Agreement is modified in the following respects:

     1.   Amendment to Section 7.4.     Section 7.4 of the Agreement is
hereby amended by adding thereto a new initial sentence which shall read in its entirety as follows:

           The Company shall maintain Consolidated EBITDA of not less than $300,000 for each and every fiscal quarter of 1996.

     2.   Amendment to Section 7.5.     Section 7.5 to the Agreement is
hereby amended by deleting "$4,000,000" which appears in the right-hand column of the table therein opposite the year 1996, and substituting thereof "$1,000,000".

            Except as specifically amended hereby, the Agreement shall remain in full force and effect.

     If the foregoing correctly states our agreement, kindly sign a counterpart of this letter in the space provided and return a fully signed copy to the undersigned whereupon the Agreement shall be deemed amended in accordance with this letter.





                                        Very truly yours,

                                        AQUAGENIX, INC.

                                        By: /s/Andrew Chesler
                                            Its Chief Executive Officer
                                               & President


Environmental Waterway Management, Inc., Florida Underground Petroleum Tank Contractors, Inc. And Haas Environmental Services, Inc. each consent to the foregoing amendments, and reaffirm their respective obligations under the Subsidiary Guaranties and the Subsidiary Security Agreements.


                                        ENVIRONMENTAL WATERWAY
                                        MANAGEMENT, INC.

                                        By: /s/ Andrew Chesler
                                            Its President


                                        FLORIDA UNDERGROUND PETROLEUM TANK
                                        CONTRACTORS, INC.

                                        By: /s/Andrew Chesler
                                            Its Executive Vice President


                                        HAAS ENVIRONMENTAL SERVICES, INC.

                                        By: /s/Andrew Chesler
                                            Its Executive Vice President

Accepted and agreed to
The Equitable Life Assurance Society
    of the United States

By /s/William Gobbo, Jr.

     Its Investment Officer